Exhibit 10.36






                                   CPR SELECT

                        THE CORPORATEPLAN FOR RETIREMENT
                                   SELECT PLAN


                               Adoption Agreement




                                 IMPORTANT NOTE

This document is NOT an IRS approved Prototype Plan. An Adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document This document should be reviewed by your attorney and/or accountant prior to execution.


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                               ADOPTION AGREEMENT
                                    ARTICLE I



1.01     PLAN INFORMATION

         (a)  Name of Plan:

              This is the FARR COMPANY SUPPLEMENTARY EXECUTIVE SAVINGS Plan (the "Plan").

         (b)  Name of Plan Administrator, if not the Employer:

              Address:       _________________________________________

              Phone Number:  _________________________________________

              The Plan Administrator is the agent for service of legal process for the Plan.

         (c)  Three Digit Plan Number:      010

         (d)  Plan Year End (month/day):    12/31

         (e)  Plan Status (check one):

                   (1) /X/  Effective Date of new Plan: 1/1/96
                       --

                   (2) / /  Amendment Effective Date: ________
                       --

                            The original effective date of the Plan: __________


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1.02     EMPLOYER

         (a)  The Employer is:     FARR COMPANY

              Address:             2221 PARK PLACE

                                   EL SEGUNDO, CA 90245

              Contact's Name:      RICHARD BROUSSEAU

              Telephone Number:    (310) 536-6375


              (1)  Employer's Tax Identification Number:  95-1288401


              (2)  Business form of Employer (check one):

                   (A) /X/ Corporation
                       --

                   (B) / / Sole proprietor or partnership
                       --

                   (C) / /  Subchapter S Corporation
                       --


              (3)  Employer's fiscal year end:  NEAREST SATURDAY TO 12/31


         (b) The term "Employer" includes the following Related Employer(s) (as defined in Section 2.0l(a)(21)):

              ________________________________________________________________

              ________________________________________________________________

              ________________________________________________________________


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1.03     COVERAGE

         (a) Only those Employees listed in Attachment A will be eligible to participate in the Plan.

         (b)  The Entry Date(s) shall be (check one):

              (1) /X/ the first day of each Plan Year.
                  --

              (2) / / the first day of each Plan Year and the date six months
                  --
                      later.

              (3) / / the first day of each Plan Year and the first day of the
                  --
                      fourth, seventh, and tenth months.

              (4) / / the first day of each month.
                  --


1.04     COMPENSATION

         For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(6), but excluding (check the appropriate box(es)):

         (a) / / Overtime Pay.
             --

         (b) / / Bonuses.
             --

         (c) / / Commissions.
             --

         (d) /X/ The value of a qualified or a non-qualified stock option
             --
                 granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

         (e) / / No exclusions.
             --

1.05     CONTRIBUTIONS

         (a) Deferral Contributions The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the Plan Year (or portion of the Plan Year) in question, not to exceed 50% of Compensation for that Plan Year.


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         (b) / /  Matching Contributions
             --

                  (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

                       (A) / / 5O%
                           --

                       (B) /X/ 100%
                           --

                       (C) / / ___%
                           --

                       (D) / / (Tiered Match) ____% of the first ____% of the
                           --
                               Participant's Compensation contributed to the
                               Plan,

                               _____% of the next ____% of the Participant's Compensation contributed to the Plan,

                               _____% of the next _____% of the Participant's Compensation contributed to the Plan.

                       (E) / / The percentage declared for the year, if any, by
                           --
                               a Board of Directors' resolution.

                       (F) / / Other: ________________________________________
                           --


                  (2)  /X/   Matching Contribution Limits (check the
                       --
                             appropriate box(es));

                       (A) /X/ Deferral Contributions in excess of 2% of the
                           --
                               Participant's Compensation for the period in question shall not be considered for Matching Contributions.

                         Note: If the Employer elects a percentage limit in (A)
                               above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

                       (B) / / Matching Contributions for each Participant for
                           --
                               each Plan Year shall be limited to $__________.


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                  (3)  Eligibility Requirement(s) for Matching Contributions

                       A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es).
                        Options (B) and (C) may not be elected together):

                       (A) / / Is employed  by the  Employer on the last day of
                           --
                               the Plan  Year.

                       (B) / / Earns at least  500  Hours of  Service during
                           --
                               the Plan Year.

                       (C) / / Earns at least 1,000 Hours of Service during the
                           --
                               Plan Year.

                       (D) /X/ No requirements.
                           --

                      Note: If option (A), (B) or (C) above is selected then Matching Contributions can only be made by the Employer after the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).


1.06     DISTRIBUTION DATES

              A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):

              (a) / / Attainment of Normal Retirement Age. Normal Retirement
                  --
                      Age under the Plan is (check one):

                      (1) / / age 65.
                          --

                      (2) / / age ____ (specify from 55 through 64).
                          --

                      (3) / / later of the age ____ (can not exceed 65) or the
                          --
                              fifth anniversary of the Participant's
                              Commencement Date.

              (b) / / Attainment of Early Retirement Age.  Early Retirement Age
                  --
                      is the first day of the month after the Participant attains age ____ (specify 55 or greater) and completes ____ Years of Service for Vesting.


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              (c) /X/ Termination of employment with the Employer.
                  --


1.07     VESTING SCHEDULE

         (a) The Participant's vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below.

                   (1) / / N/A - No Matching Contributions
                       --

                   (2) /X/ 100% Vesting immediately
                       --

                   (3) / / 3 year cliff (see C below)
                       --

                   (4) / / 5 year cliff (see D below)
                       --

                   (5) / / 6 year graduated (see E below)
                       --

                   (6) / / 7 year graduated (see F below)
                       --

                   (7) / / G below
                       --

                   (8) / / Other (Attachment "B")
                       --

                 Years of                 VESTING SCHEDULE
               Service for
                 VESTING        C        D        E        F        G

                    0           0%       0%       0%       0%      --
                    1           0%       0%       0%       0%      --
                    2           0%       0%      20%       0%      --
                    3         100%       0%      40%      20%      --
                    4         100%       0%      60%      40%      --
                    5         100%     100%      80%      60%      --
                    6         100%     100%     100%      80%      --
                    7         100%     100%     100%     100%     100%

         (b) / /  Years of Service for Vesting shall exclude (check one):
             --

                  (1) / /  for new plans, service prior to the Effective Date
                      --
                           as defined in Section 1.01(e)(l).

                  (2) / /  for existing plans converting from another plan
                      --
                           document, service prior to the original Effective Date as defined in Section l.01(e)(2).

         (c) / /   A Participant will forfeit his Matching Contributions upon
             --
                   the occurrence of the following event(s): ________________

                   __________________________________________________________

                   __________________________________________________________


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         (d)  A Participant will be 100% vested in his Matching
              Contributions upon (check the appropriate box(es), if any):

                  (1) / /  Normal Retirement Age (as defined in
                      --
                           Section 1.06(a)).

                  (2) / /  Early Retirement Age (as defined in
                      --
                           Section 1.06(b)).

                  (3) / /  Death
                      --

1.08     PREDECESSOR EMPLOYER SERVICE

                  Service for purposes of vesting in Section 1.07(a) shall include service with the following employer(s):

         (a)     ___________________________________________________

         (b)     ___________________________________________________

         (c)     ___________________________________________________

         (d)     ___________________________________________________


1.09     HARDSHIP WITHDRAWALS

         Participant withdrawals for hardship prior to termination of employment (check one):

         (a)  / /  will be allowed in accordance with Section 707, subject to
              --
                   a $_________ minimum amount.  (Must be at least $1,000)

         (b)  /X/  will NOT be allowed.
              --

  1.10   DISTRIBUTIONS

         Subject to Articles 7 and 8, distributions under the Plan will be paid (check the appropriate box(es)):

         (a)  /X/   as a lump sum.
              --

         (b)  /X/   under a systematic withdrawal plan (installment) not to
              --
                    exceed l0 years.


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1.11     INVESTMENT DECISIONS

         (a)  Investment Directions

              Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

              (1)  / /  by the Employer among the options listed in (b) below.
                   --

              (2)  /X/  by each PARTICIPANT among the options listed in
                   --
                        (b) below.

              (3)  / /  by each Participant with respect to Deferral
                   --
                        Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the same investment options made available for Participant directed sources listed in (b) below.


         (b)  Plan Investment Options

              Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

                     FUND NAME                             FUND NUMBER
                     ---------                             -----------
              (1)    Retirement Money Market                      0630

              (2)    Intermediate Bond                            0032

              (3)    Balanced Fund                                0304

              (4)    Growth Fund                                  0027

              (5)    Magellan                                     0021

              (6)    ________________________                 ________

              (7)    ________________________                 ________

              (8)    ________________________                 ________

              (9)    ________________________                 ________

             (10)    ________________________                 ________

             Note: An additional annual recordkeeping fee will be charged for each fund in excess of five funds.


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                                 EXECUTION PAGE
                                (Fidelity's Copy)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 21st day of November, 1995.



                   Employer              FARR Company

                   By                    John Vissers

                   Title                 Controller, Assist. Secretary


                   Employer              _____________________________

                   By                    _____________________________

                   Title                 _____________________________






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                                  Attachment A

   Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:


               FARR COMPANY
Summary Listing of Eligible Employees - SESP 1996


    # ref.      Name
    ------  --------------------
       1    JOHNSTON, JOHN
       2    GERSTNER, KENNETH W.
       3    FARR, RICHARD L.
       4    RASMUSSEN, MYRON G.
       5    GOULDING, CECIL H.
       6    SEMONZA JR., NICK
       7    VISSERS, JOHN
       8    VU, HOA
       9    RABER JR, ROBERT
      10    MCKINNEY, TODD
      11    MARTIN, JOHN W.
      12    GIDLEY, DAVID
      13    VIDMAR, THOMAS
      14    BENSON JR., GEORGE
      15    HLADIK, STEVE
      16    DEAN, DARRELL
      17    KARPENSKI, EDWARD
      18    MEANY, JACK

Above list based on following criteria: Position, earnings, sustained period of earnings and performance.

                Farr Company
                John Vissers
                Controller, Assistant Secretary
                November 21, 1995



Note: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.




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